Exhibit 10.1

SPONSOR SUPPORT AGREEMENT AND DEED

This SPONSOR SUPPORT AGREEMENT AND DEED (this “Agreement”) is made and entered into as of June 16, 2023, by and among (i) JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan and a direct wholly-owned Subsidiary of the Company (“PubCo”), (ii) JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (the “Company”), (iii) AP Acquisition Corp, a Cayman Islands exempted company (“SPAC”), (iv) AP Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), (v) the Persons (other than Sponsor) listed on Schedule A hereto (together with the Sponsor, collectively, the “Sponsor Parties” and each a “Sponsor Party”) and (vi) solely for purposes of Section 7.1 and Section 7.3 of this Agreement (and the other sections of this Agreement solely to the extent relating to Section 7.1 and Section 7.3), the individuals listed on Schedule B hereto, each being a director of SPAC as of the date hereof (the “SPAC Directors”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, PubCo, the Company, SPAC and JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned Subsidiary of PubCo (“Merger Sub”) are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated and/or supplemented from time to time, the “Business Combination Agreement”) pursuant to which, among other things, (a) PubCo and the Company will implement and consummate the Pre-Merger Reorganization, upon which the Company will become a wholly-owned Subsidiary of PubCo and all Company Shareholders will, subject to the terms and conditions of the Business Combination Agreement, become holders of the PubCo Common Shares (or, if applicable, PubCo ADSs); and (b) following the Pre-Merger Reorganization, Merger Sub will merge with and into SPAC, with SPAC being the surviving entity and becoming a wholly-owned Subsidiary of PubCo;

WHEREAS, each Sponsor Party is, as of the date of this Agreement, the sole legal owner of such number of (a) SPAC Class B Ordinary Shares set forth opposite such Sponsor Party’s name on Schedule A hereto (such SPAC Class B Ordinary Shares, together with any other SPAC Shares acquired by any such Sponsor Party after the date of this Agreement and prior to the Merger Effective Time, being collectively referred to herein as the “Subject Shares”) and (b) SPAC Warrants set forth opposite such Sponsor Party’s name on Schedule A hereto (such SPAC Warrants, together with any other SPAC Warrants acquired by any such Sponsor Party after the date of this Agreement and prior to the Merger Effective Time and the Subject Shares, being collectively referred to herein as the “Subject Securities”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, the Company and PubCo have requested that the Sponsor Parties and the SPAC Directors enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I
Representations and Warranties of the Sponsor Parties

Each Sponsor Party, severally and not jointly, hereby represents and warrants to the Company, PubCo and SPAC as follows:

1.1            Organization and Standing. If such Sponsor Party is not a natural person, (a) such Sponsor Party has been duly incorporated and is validly existing and in good standing under the Laws of the place of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; and (b) such Sponsor Party is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Sponsor Party to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.2            Authorization; Binding Agreement. If such Sponsor Party is not a natural person, such Sponsor Party has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of such Sponsor Party are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. If such Sponsor Party is a natural person, such Sponsor Party has full legal capacity, right and authority to execute and deliver this Agreement, to perform his/her obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been, or shall be when delivered, duly and validly executed and delivered by such Sponsor Party and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligations of such Sponsor Party, enforceable against such Sponsor Party in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

1.3            Governmental Approvals. No Governmental Order on the part of such Sponsor Party is required to be obtained or made in connection with the execution, delivery or performance by such Sponsor Party of this Agreement or the consummation by such Sponsor Party of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Sponsor Party to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Sponsor Party do not and will not (a) conflict with or violate any provision of the Organizational Documents of such Sponsor Party (if such Sponsor Party is not a natural person), (b) conflict with or violate any Law or Governmental Order applicable to such Sponsor Party or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Sponsor Party under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of such Sponsor Party under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contract of such Sponsor Party, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Sponsor Party to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5            Subject Securities. Such Sponsor Party is the sole legal and beneficial owner of the SPAC Securities set forth opposite such Sponsor Party’s name on Schedule A hereto, and all such SPAC Securities are owned by such Sponsor Party free and clear of all Encumbrances, other than (a) Permitted Encumbrances and Encumbrances pursuant to this Agreement, (b) the SPAC Letter Agreement (as defined below), (c) the Organizational Documents of such Sponsor Party (if such Sponsor Party is not a natural person) or (e) applicable Laws. Such Sponsor Party does not own legally or beneficially any SPAC Securities other than the SPAC Securities set forth opposite such Sponsor Party’s name on Schedule A hereto. Such Sponsor Party has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement and the SPAC Letter Agreement. For the avoidance of doubt, the first sentence in this Section 1.5 refers to “beneficial owner” of the title to the SPAC Securities and does not refer to “beneficial owner” of such securities as the term is used under Section 13(d) of the Exchange Act.

1.6            Business Combination Agreement. Such Sponsor Party understands and acknowledges that the Company and PubCo are entering into the Business Combination Agreement in reliance upon such Sponsor Party’s execution and delivery of this Agreement. Such Sponsor Party has received a copy of the substantially finalized Business Combination Agreement.

1.7            Adequate Information. Such Sponsor Party is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as such Sponsor Party has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Sponsor Party acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Sponsor Party acknowledges that the agreements contained herein with respect to the Subject Securities held by such Sponsor Party are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

1.8            Restricted Securities. Such Sponsor Party understands that the PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) and PubCo Warrants that Sponsor may receive in connection with the Transactions may be “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, such Sponsor Party may be required to hold such PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) and PubCo Warrants indefinitely unless (a) they are registered with the SEC and qualified by state authorities, or (b) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) and PubCo Warrants shall contain a legend to such effect.

Article II
Representations and Warranties of SPAC

SPAC hereby represents and warrants to the Sponsor Parties, the Company and PubCo as follows:

2.1            Organization and Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2            Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of SPAC and, other than the SPAC Shareholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3            Governmental Approvals. No Governmental Order on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC do not and will not (a) conflict with or violate any provision of the SPAC Charter, (b) conflict with or violate any Law or Governmental Order applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contract of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article III
Representations and Warranties of PubCo

PubCo hereby represents and warrants to the Company, the Sponsor Parties and SPAC as follows:

3.1            Organization and Standing. PubCo is a Japanese corporation (kabushiki kaisha) duly incorporated, validly existing and in good standing under the Laws of Japan. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2            Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of PubCo and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3            Governmental Approvals. No Governmental Order on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of Organizational Documents of PubCo, (b) conflict with or violate any Law or Governmental Order applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contract of PubCo, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article IV
Representations and Warranties of the Company

The Company hereby represents and warrants to PubCo, the Sponsor Parties and SPAC as follows:

4.1            Organization and Standing. The Company is a Japanese corporation (kabushiki kaisha) duly incorporated, validly existing and in good standing under the Laws of Japan. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2            Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and, other than the Company Shareholders’ Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3            Governmental Approvals. No Governmental Order on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4            Non-Contravention. Subject to obtaining the Company Shareholders’ Approval, the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law or Governmental Order applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person under or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article V
Agreement to Vote; Certain Other Covenants of the Sponsor Parties

Each Sponsor Party, severally and not jointly, covenants and agrees with PubCo and the Company during the term of this Agreement as follows:

5.1            Agreement to Vote.

(a)            In Favor of the Merger and the Transaction Proposals. At any meeting of the SPAC Shareholders or any class of SPAC Shareholders called to seek the SPAC Shareholders’ Approval, or at any adjournment or postponement thereof, or in connection with any written resolution of the SPAC Shareholders or any class of SPAC Shareholders or in any other circumstances upon which a vote, consent or other approval is sought with respect to (i) the Business Combination Agreement, any other Transaction Documents, the Merger, the other Transaction Proposals or any other Transaction or (ii) or any other matter reasonably necessary to the consummation of the Transactions, each of the Sponsor Parties shall (A) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (B) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the SPAC Shareholders’ Approval or, if there are insufficient votes in favor of granting the SPAC Shareholders’ Approval, in favor of the adjournment or postponement of such meeting of the SPAC Shareholders to a later date.

(b)            Against Other Transactions. At any meeting of the SPAC Shareholders or any class of SPAC Shareholders or at any adjournment or postponement thereof, or in connection with any written consent of the SPAC Shareholders or in any other circumstances upon which such Sponsor Party’s vote, consent or other approval is sought, such Sponsor Party shall:

(i)            if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum; and

(ii)           vote (or cause to be voted) the Subject Shares (including by proxy, withholding class vote and/or written consent, if applicable) against (A) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by SPAC or any public offering of any Equity Securities of SPAC, (B) any SPAC Acquisition Proposal, and (C) any amendment of Organizational Documents of SPAC or other proposal or transaction involving SPAC or any of its Subsidiaries, which amendment or other proposal or transaction would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by SPAC of, prevent or nullify any provision of the Business Combination Agreement, or any other Transaction Documents, the Merger, any other Transaction or change in any manner the voting rights of any class of SPAC’s share capital.

5.2            No Transfer.

(a)            Other than (i) pursuant to this Agreement or (ii) upon the prior written consent of the Company and SPAC, from the date of this Agreement until the date of termination of this Agreement, such Sponsor Party shall not, directly or indirectly, (A) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Securities to any Person other than pursuant to the Merger; (B) grant any proxies (other than a proxy granted to a representative of such Sponsor Party to attend and vote at a shareholders meeting which is voted in accordance with this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Securities), or enter into any other agreement, with respect to any Subject Securities; (C) take any action that would make any representation or warranty of such Sponsor Party herein (disregarding any qualifications and exceptions contained therein relating to materiality, “material”, “material adverse” or any similar qualification or exception) untrue or incorrect in any material respect, or have the effect of preventing or disabling such Sponsor Party from performing its obligations hereunder; or (D) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein (disregarding any qualifications and exceptions contained therein relating to materiality, “material”, “material adverse” or any similar qualification or exception) untrue or incorrect in any material respect or would have the effect of preventing or delaying such Sponsor Party from performing any of its obligations hereunder.

(b)            Notwithstanding the foregoing, no Sponsor Party shall be restricted from any of the following (collectively, “Permitted Transfers”):

(i)             Transfers to a partnership, limited liability company or other entity of which such Sponsor Party is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(ii)            Transfers (A) by gift to any of such Sponsor Party’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and the lineal descendant (including by adoption) of any of the foregoing persons (“Immediate Family Members”); (B) to a family trust, established for the exclusive benefit of such Shareholder or any of such Sponsor Party’s Immediate Family Members for estate planning purposes; (C) by virtue of laws of descent and distribution upon death of such Sponsor Party; or (D) pursuant to a qualified domestic relations order;

(iii)            If such Sponsor Party is not a natural person, Transfers (A) to another Person that is an Affiliate of such Sponsor Party, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with such Sponsor Party or its Affiliates, as applicable, or who shares a common investment advisor with such Sponsor Party; or (B) as part of a distribution to members, partners or shareholders of such Sponsor Party via dividend or share repurchase; and

(iv)            If such Sponsor Party is not a natural person, Transfers by virtue of the Law of the place of such Sponsor Party’s incorporation and such Sponsor Party’s Organizational Documents upon dissolution of the Sponsor Party;

provided, however, that as a condition precedent to any such Permitted Transfer, each permitted transferee shall enter into a written agreement in substantially the same form as this Agreement agreeing to be bound by the terms and conditions of this Agreement (including this Article V and Article VI).

(c)            Any action attempted to be taken in violation of this Section 5.2 will be null and void. Each Sponsor Party hereby authorizes and requests SPAC or the Company to notify SPAC’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting of the Subject Securities). Each Sponsor Party agrees with, and covenants to, SPAC, PubCo and the Company that such Sponsor Party shall not request that SPAC register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Securities in violation of this Section 5.2.

5.3            Waiver of Anti-Dilution Protection. Each Sponsor Party, severally and not jointly, hereby waives (and agrees to execute such documents or certificates evidencing such waiver as SPAC and/or the Company may reasonably request), forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, (a) the ability to adjust the Initial Conversion Ratio (as defined in the SPAC Charter) pursuant to Article 17.3 of the SPAC Charter in connection with the Transactions, or (b) any other anti-dilution rights or similar protection with respect to its Subject Shares. Each Sponsor Party acknowledges and agrees that (i) this Section 5.3 shall constitute written consent waiving, forfeiting and surrendering the adjustment to the Initial Conversion Ratio pursuant to Article 17.3 of the SPAC Charter in connection with the Transactions and any other anti-dilution rights or similar protection with respect to its Subject Shares; and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Agreement.

5.4            Waiver of Dissenters’ Rights. Each Sponsor Party, severally and not jointly, hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Act and any other similar statute in connection with the Merger and the Business Combination Agreement.

5.5            No Redemption. Each Sponsor Party, severally and not jointly, irrevocably and unconditionally agrees, from the date hereof and until the termination of this Agreement, not to elect to cause SPAC to redeem any of its Subject Shares or participate in any redemption of any of its Subject Shares by tendering, submitting or surrendering any of its Subject Shares for redemption in connection with the transactions contemplated by the Business Combination Agreement or otherwise.

5.6            New Shares. In the event that prior to the Closing (i) any SPAC Securities or other securities are issued or otherwise distributed to any of the Sponsor Parties pursuant to any share dividend or distribution, or any change in any of the SPAC Securities or other share capital of SPAC by reason of any share split-up, subdivision, recapitalization, combination, reverse share split, consolidation, exchange of shares or otherwise, (ii) any of the Sponsor Parties acquires legal or beneficial ownership of any SPAC Securities after the date of this Agreement, including upon exercise of options or warrants or (iii) any of the Sponsor Parties acquires the right to vote or share in the voting of any SPAC Securities after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Securities” shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Securities may be changed or exchanged into).

5.7            Manage Redemptions. During the Interim Period, Sponsor shall use its commercially reasonable efforts to (i) retain funds in the Trust Account and (ii) minimize and mitigate the SPAC Shareholder Redemption Amount in connection with the SPAC Shareholder Redemption Right, including entering into non-redemption agreements with certain SPAC Shareholders; notwithstanding the foregoing, Sponsor shall be under no obligation to cancel or transfer any of its SPAC Class B Ordinary Shares or otherwise fund incentives in connection with such commercially reasonable efforts.

5.8            Permitted Equity Financing. During the Interim Period, Sponsor shall use its commercially reasonable efforts to raise the Permitted Equity Financing, including cooperating with with SPAC and the Company as required and necessary in connection with the Permitted Equity Financing; notwithstanding the foregoing, Sponsor shall be under no obligation to cancel or transfer any of its SPAC Class B Ordinary Shares or otherwise fund incentives in connection with such commercially reasonable efforts.

Article VI
Sponsor Parties Lock-Up

6.1            Sponsor Parties Lock-Up.

(a)            Subject to the consummation of the Merger and the terms and conditions of this Agreement (including Section 6.1(c) below), each Sponsor Party, severally and not jointly, covenants and agrees not to, during the applicable Lock-Up Period, without the prior written consent of the board of directors of PubCo, Transfer any PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) received by such Sponsor Party as a result of the Merger (the “Lock-Up Shares”).

(b)            Subject to the consummation of the Merger and the terms and conditions of this Agreement (including Section 6.1(c) below), each Sponsor Party, severally and not jointly, covenants and agrees not to, during the applicable Lock-Up Period, without the prior written consent of the board of directors of PubCo, Transfer any PubCo Warrants received by such Sponsor Party as a result of the Merger and any PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) received by such Sponsor Party upon the exercise of these PubCo Warrants (the “Lock-Up Warrant Securities”, and together with the Lock-Up Shares, collectively, the “Lock-Up Securities”).

(c)            Notwithstanding anything to the contrary in this Agreement, Sections 6.1(a) and 6.1(b) shall not apply to (i) with respect to a Sponsor Party that is not a natural person, Transfers (A) to an affiliate of such Sponsor Party, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the such Sponsor Party, as applicable, or its affiliates or who shares a common investment advisor with the such Sponsor Party; (B) as part of a distribution to members, partners or shareholders of such Sponsor Party via dividend or share repurchase; or (C) Transfers by virtue of the Laws of the state of such Sponsor Party’s organization and such Sponsor Party’s Organizational Documents upon dissolution of such Sponsor Party; (ii) with respect to a Sponsor Party that is a natural person, Transfers (A) by gift to any member of such Sponsor Party’s Immediate Family Members (as defined below); (B) to a family trust, established for the exclusive benefit of such Sponsor Party or any of his Immediate Family Members for estate planning purposes; (C) to an affiliate of such Sponsor Party; (D) by gift to a charitable organization or to a charitable foundation; (E) by virtue of laws of descent and distribution upon death of such Sponsor Party; or (F) pursuant to a qualified domestic relations order; (iii) Transfers relating to PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) or other securities convertible into or exercisable or exchangeable for PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) acquired in open market transactions after the Closing; and (iv) Transfers in the event of completion of a liquidation, merger, exchange of shares or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) for cash, securities or other property; provided, however, that in the case of clauses (i) and (ii), these permitted transferees shall enter into a written agreement, in substantially the form of this Article VI, agreeing to be bound by the restrictions on Transfer of Lock-Up Securities applicable to such Sponsor Party prior to such Transfer.

6.2            Certain Definitions For purposes of this Article VI:

(a)            “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act; and

(b)            “Lock-Up Period” means:

(i)             with respect to the Lock-Up Shares, the period commencing on the Merger Effective Time and ending on the earliest of (A) the date falling twelve (12) months after the Closing Date; (B) the date on which the last reported sale price of the PubCo ADSs equals or exceeds $12.00 per PubCo ADS (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a thirty-(30)-trading day period commencing at least one hundred fifty (150) days after the Closing Date; and (C) the date following the Closing Date on which PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all shareholders of PubCo having the right to exchange their PubCo Common Shares (including PubCo Common Shares in the form of PubCo ADSs) for cash, securities or other property; and

(ii)            with respect to the Lock-Up Warrant Securities, the period commencing on the Merger Effective Time and ending on the date falling thirty (30) days after the Closing Date.

Article VII
Additional Agreements of the Parties

7.1            Sponsor Party Affiliate Agreements.

(a)            Each of the Sponsor Parties, the SPAC Directors and SPAC hereby agree that from the date hereof until the termination of this Agreement, none of them shall, or shall agree to, amend, modify or vary that certain letter agreement dated December 16, 2021 by and among the Sponsor Parties, SPAC and the SPAC Directors (the “SPAC Letter Agreement”), except as otherwise provided for under this Agreement, the Business Combination Agreement or any other Transaction Documents.

(b)            Each of the Sponsor Parties and SPAC hereby agree that all agreements in effect as of the Merger Effective Time between SPAC (or any of its Subsidiaries), on the one hand, and any of the Sponsor Parties or any of Sponsor Parties’ Affiliates (other than SPAC or any of SPAC’s Subsidiaries), on the other hand (but excluding any Transaction Document and the SPAC Letter Agreement) (such agreements, collectively, the “Sponsor Affiliate Agreements”) will be terminated effective as of the Merger Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of such Sponsor Party or SPAC, and on and from the Merger Effective Time neither SPAC, the Sponsor Parties, nor any of their respective Affiliates or Subsidiaries shall have any further rights, duties, liabilities or obligations under any of the Sponsor Affiliate Agreements and each of the Sponsor Parties and SPAC (for and on behalf of its Affiliates and Subsidiaries) hereby releases in full any and all claims with respect thereto with effect on and from the Merger Effective Time. Additionally, each of the Sponsor Parties, SPAC and the SPAC Directors hereby agrees that the restrictions on Transfer of the Lock-Up Securities under Section 6.1 shall supersede and replace the Sponsor Parties’ obligations in respect of lock-up and transfer provisions currently contained in Sections 5(a), 5(b) and 5(c) of the SPAC Letter Agreement (the “Original Sponsor Party Lockup”), and such Original Sponsor Party Lockup shall terminate and be of no further force or effect, in each case effective upon the Merger Effective Time.

7.2            Termination. This Agreement shall terminate upon the earliest of (i) the Merger Effective Time (provided, however, that upon such termination, Article VI shall survive in accordance with its terms and this Section 7.2, Section 8.1 and Section 8.2 shall survive indefinitely), (ii) the termination of the Business Combination Agreement in accordance with its terms and (iii) the mutual agreement of the parties hereto, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

7.3            Additional Matters. Each Sponsor Party shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, authorizations, approvals, resolutions, documents and other instruments as SPAC, the Company or PubCo may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of SPAC or the Cayman Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Merger or any other Transaction.

7.4            Binding Effect of the Business Combination Agreement. During the period commencing on the date hereof and ending at the termination of this Agreement, (a) Sponsor shall be bound by and comply with Section 8.8 (SPAC Extension) of the Business Combination Agreement (and any relevant definitions contained therein) as if Sponsor were an original signatory to the Business Combination Agreement with respect to such provision, and (b) each Sponsor Party shall be bound by and comply with Section 8.5 (Acquisition Proposals and Alternative Transactions) of the Business Combination Agreement (and any relevant definitions contained therein) as if such Sponsor Party were an original signatory to the Business Combination Agreement with respect to such provision.

7.5            Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, nothing herein will be construed to limit or affect any action or inaction by any of the Sponsor Parties or SPAC Directors serving as a director, officer, employee or fiduciary of SPAC or PubCo (as the case may be).

Article VIII
General Provisions

8.1            Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section 12.3 (Notice) of the Business Combination Agreement and to each of the Sponsor Parties at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

8.2            Miscellaneous. The provisions of Section 1.2 (Construction) and Article XII (Miscellaneous) of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

JEPLAN, INC.

Signature:	/s/ Masaki Takao

Name:	Masaki Takao

Title:	Representative Director and Chief Executive Officer

In the presence of:

Witness

Signature:	/s/ Fujii Masayuki

Print Name:	Fujii Masayuki

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

AP ACQUISITION CORP

Signature:	/s/ Keiichi Suzuki

Name:	Keiichi Suzuki

Title:	Director

In the presence of:

Witness

Signature:	/s/ Shinya Takizawa

Print Name:	Shinya Takizawa

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

JEPLAN HOLDINGS, INC.

Signature:	/s/ Masaki Takao

Name:	Masaki Takao

Title:	Representative Director

In the presence of:

Witness

Signature:	/s/ Fujii Masayuki

Print Name:	Fujii Masayuki

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

AP SPONSOR LLC

Signature:	/s/ Richard Lee Folsom

Name:	Richard Lee Folsom

Title:	Manager

In the presence of:

Witness

Signature:	/s/ Qian Folsom

Print Name:	Qian Folsom

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED by:

SHANKAR KRISHNAMOORTHY, solely in his capacity as a shareholder of SPAC

Signature:	/s/ Shankar Krishnamoorthy

In the presence of:

Witness

Signature:	/s/ Barathy Krishnamoorthy Shankar

Print Name:	Barathy Krishnamoorthy Shankar

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED by:

HENRIK BÆK JØRGENSEN, solely in his capacity as a shareholder of SPAC

Signature:	/s/ Henrik Bæk Jørgensen

In the presence of:

Witness

Signature:	/s/ Lone Schultz Jørgensen

Print Name:	Lone Schultz Jørgensen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED by:

HELENA ANDERSON, solely in her capacity as a shareholder of SPAC

Signature:	/s/ Helena Anderson

In the presence of:

Witness

Signature:	/s/ Roberto Castiglioni

Print Name:	Roberto Castiglioni

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

RICHARD LEE FOLSOM, solely in his capacity as a director of SPAC

Signature:	/s/ Richard Lee Folsom

Name:	Richard Lee Folsom

Title:	Chairman, Director

In the presence of:

Witness

Signature:	/s/ Qian Folsom

Print Name:	Qian Folsom

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

KEIICHI SUZUKI, solely in his capacity as a director and officer of SPAC

Signature:	/s/ Keiichi Suzuki

Name:	Keiichi Suzuki

Title:	Director

In the presence of:

Witness

Signature:	/s/ Shinya Takizawa

Print Name:	Shinya Takizawa

[Signature Page to Sponsor Support Agreement and Deed]